Exhibit 10.28

LAURUS MASTER FUND, LTD.
c/o Laurus Capital Management, LLC
825 Third Avenue
New York, New York 10022

August 31, 2005

Stonepath Group, Inc.
Stonepath Logistics Domestic Services, Inc.
Stonepath Logistics International Services, Inc.
Stonepath Offshore Holdings, Inc.
World Trade Center
220 Alaskan Way, Suite 200
Seattle, Washington 98121

M.G.R., Inc.
Distribution Services, Inc.
1150 Gateway Dr. W.
Shakopee, Minnesota 55379

Stonepath Logistics Government Services, Inc.
45070 Old Ox Road
Sterling, Virginia 20166

United American Acquisitions and Management, Inc.
30610 Ecorse Road
Romulus, Michigan 48174

Stonepath Logistics International Services, Inc.
Global Container Line, Inc.
1930 6th Avenue S., Suite 401
Seattle, Washington 98134

Re:  Escrow Letter

Ladies and Gentlemen:

Reference is made to (a) the Security Agreement dated as of the date hereof (as amended, restated, modified and supplemented from time to time, the “Security Agreement”) among Stonepath Group, Inc., Stonepath Logistics Domestic Services, Inc., Stonepath Logistics International Services, Inc., a Delaware corporation, Stonepath Offshore Holdings, Inc., M.G.R., Inc., Distribution Services, Inc., Stonepath Logistics Government Services, Inc., United American Acquisitions and Management, Inc., Stonepath Logistics International Services, Inc. and Global Container Line, Inc. (each, a “Company” and collectively, the “Companies”), and Laurus Master Fund, Ltd. (“Laurus”) and (b) the Ancillary Agreements (as defined in the Security Agreement) (the Security Agreement and the Ancillary Agreements, collectively, the

“Release Documents”).  Capitalized terms used herein that are not defined shall have the meanings given to them in the Security Agreement.

The Companies have requested that Laurus close into escrow the transactions contemplated by the Security Agreement and Laurus is willing to do so on the terms and conditions set forth herein.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree and acknowledge as follows:

1.                                       Until such time as the Escrow Release Conditions (as defined in Section 2 below) are satisfied, the Companies shall jointly and severally pay to Laurus interest on the Capital Availability Amount at the Contract Rate set forth in the Notes.  The aforementioned interest payments shall accrue and be charged by Laurus to the Companies’ account on the date the Escrow Release Conditions are satisfied.  In the event the Escrow Release Conditions are not satisfied by the Outside Date (as defined in Section 3 below), the aggregate accrued and unpaid interest payments shall be jointly and severally payable by the Companies to Laurus on demand.

2.                                       Executed originals of the documents, instruments and agreements set forth on Exhibit A hereto (the “Release Documents”) have been duly executed by the Companies (to the extent the Companies are parties thereto) and have been delivered to Laurus in escrow based upon the express understanding that such Release Documents will be held and retained by Laurus in escrow until such time as each of the following conditions shall have been satisfied in a manner and pursuant to such documentation satisfactory to Laurus (collectively, the “Escrow Release Conditions”):  (a) Laurus shall have received a payoff letter from Patriarch Partners Agency Services, LLC (“Patriarch”), pursuant to which Patriarch agrees, among other things, that, upon receipt of the payment in good funds of all obligations and liabilities owing by the Companies to Patriarch, Patriarch’s Lien in the Companies’ assets shall be automatically released, (b) no Event of Default shall have occurred and then be continuing, and (c) Laurus shall have otherwise determined in its sole and absolute discretion to consummate the transactions contemplated by the Security Agreement.

3.                                       In the event the Release Documents are not released from escrow on or prior to 5:00 p.m. on September 12, 2005 (the “Outside Date”), (a) at Laurus’ option, the Release Documents shall be of no further force and effect and shall be returned to the Companies and (b) the Companies shall immediately jointly and severally pay to Laurus a break-up fee in cash in the amount of $875,000 (the “Break-up Fee”).  If the transactions contemplated under the Security Agreement are consummated with Laurus’ consent following the Outside Date, the amount of the Closing/Annual Payment required to be paid by the Companies to Laurus in accordance with Section 5(b)(i) of the Security Agreement shall be offset by the amount of the Break-up Fee actually received by Laurus.

This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

If you are in agreement with the foregoing, please sign this letter below.

Very truly yours,

LAURUS MASTER FUND, LTD.

By:
Name:
Title:

CONSENTED AND AGREED TO:

STONEPATH GROUP, INC.

By:
Name:
Title:

STONEPATH LOGISTICS DOMESTIC
SERVICES, INC.

By:
Name:
Title:

STONEPATH LOGISTICS INTERNATIONAL
SERVICES, INC., a Delaware corporation

By:
Name:
Title:

[Additional Signature Page to Follow]

STONEPATH OFFSHORE HOLDINGS, INC.

By:
Name:
Title:

M.G.R., INC.

By:
Name:
Title:

DISTRIBUTION SERVICES, INC.

By:
Name:
Title:

STONEPATH LOGISTICS GOVERNMENT
SERVICES, INC.

By:
Name:
Title:

UNITED AMERICAN ACQUISITIONS
AND MANAGEMENT, INC.

By:
Name:
Title:

[Additional Signature Page to Follow]

STONEPATH LOGISTICS INTERNATIONAL
SERVICES, INC., a Washington corporation

By:
Name:
Title:

GLOBAL CONTAINER LINE, INC.

By:
Name:
Title: